SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the
Securities Exchange Act of 1934
(Amendment No.     )

Check the appropriate box:

[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
[ ]  Definitive Information Statement

                            Style Select Series, Inc.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ----------------------------------------------------


     2) Aggregate number of securities to which transaction applies:

        ----------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------


     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------

     5) Total fee paid:

        ------------------------------------------------------


    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as  provided  by Exchange
        Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        --------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        --------------------------------------------------------


     3) Filing Party:

        --------------------------------------------------------


     4) Date Filed:

        --------------------------------------------------------

SUNAMERICA ASSET MANAGEMENT CORP.
The SunAmerica Center
733 Third Avenue
New York, NY 10017
212.551.5969
800.858.8850


                                                      [Logo]



February      , 1999


Dear Style Select Series Shareholder:

The enclosed information statement is being provided to you as a result of the merger of SunAmerica Inc. and American International Group, Inc., the leading U.S.-based international insurance organization. Due to regulatory requirements relating to this merger, the subadvisory agreements for each Portfolio of Style Select Series, Inc. terminated. Therefore, SunAmerica Asset Management Corp. executed new subadvisory agreements on behalf of each Portfolio, the terms of which are identical to the subadvisory agreements which were in effect prior to the merger.

As a matter of regulatory compliance, we are sending you this information statement which describes the management structure of the Portfolios and the ownership of each Subadviser.

Please feel free to call your financial adviser or to call us at (800) 858-8850 should you have any questions on the enclosed information statement. We thank you for your continued interest in the Style Select Series Portfolios.


                                                      Sincerely,


                                                      /s/ Peter A. Harbeck
                                                      Peter A. Harbeck
                                                      President

                             Style Select Series, Inc.
                               The SunAmerica Center
                                  733 Third Avenue
                              New York, New York 10017
                           _____________________________

                               INFORMATION STATEMENT
                           _____________________________

     This information statement is being provided to the shareholders of the Large-Cap Value, Large-Cap Blend, Large-Cap Growth, Value, Mid-Cap Growth, Small-Cap Value, Aggressive Growth, International Equity and Focus Portfolios (the "Portfolios") of Style Select Series, Inc. ("Style Select" or the "Corporation") in lieu of a proxy statement, pursuant to the terms of an exemptive order Style Select has received from the Securities and Exchange Commission which permits the Portfolios' managers to hire new subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Directors, (the "Directors"), without obtaining shareholder approval. No change of manager has been made and the sole purpose of this information statement is set forth below. This information statement is being furnished by the Directors of the Corporation.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement will be mailed on or about March 1, 1999.

PURPOSE OF THE INFORMATION STATEMENT

     As of January 1, 1999, SunAmerica Inc. merged with and into American International Group, Inc. ("AIG"). As a result of this merger (the "Merger"), SunAmerica Asset Management Corp., ("SunAmerica" or the "Adviser") became a wholly owned subsidiary of AIG. As required by law, each subadvisory agreement of Style Select provided for its automatic termination if the Investment Advisory and Management Agreement ("Advisory Agreement") with SunAmerica terminated. SunAmerica Inc.'s merger with AIG ("Merger Agreement") between Style Select and SunAmerica terminated the Advisory Agreement, thus causing the subadvisory agreements of Style Select to terminate automatically at that time (the "Previous Agreements"). On behalf of the Portfolios of Style Select, SunAmerica approved new subadvisory agreements to take effect upon consummation of the merger, ( the "New Subadvisory Agreements"). The Directors of Style Select unanimously approved the New Subadvisory Agreements at a Joint Special Meeting held on October 20, 1998.

THE CORPORATION

     The Portfolios are investment series of Style Select, a Maryland corporation. The Corporation initially entered into an Advisory Agreement with SunAmerica on September 17, 1996 and entered into a new Advisory Agreement with SunAmerica on January 1, 1999. SunAmerica selects the subadvisers for and/or manages the investments of each Portfolio of Style Select, provides various administrative services and supervises each Portfolio's daily business affairs, subject to general review by the Directors. The Advisory Agreement authorizes SunAmerica to retain the subadvisers for the Portfolios or portions thereof for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide each Portfolio with the highest quality investment services, while obtaining, within each Portfolio's overall investment objective, a distinct investment style. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.
     The subadvisers to Style Select act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portion of the respective Portfolio regarding securities to be purchased and sold. Each of the subadvisers is independent of SunAmerica and discharges its responsibilities subject to the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The Portfolios do not pay fees directly to the subadvisers. However, in accordance with procedures adopted by the Directors, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as agent not as principal, and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended, the rules thereunder and other applicable securities laws.

THE SUBADVISORY AGREEMENT

     The New Subadvisory Agreements are identical in all respects, other than the dates, to the Previous Agreements. They provide for the subadvisers to manage the portions of the Portfolios allocated to them on a discretionary basis, provide for the Adviser to compensate the subadvisers for their services, authorize the subadvisers to select the brokers or dealers to effect portfolio transactions for the Portfolios, and require the subadvisers to comply with the Portfolios' investment policies and restrictions and with applicable law.

                       INVESTMENT ADVISORY AND MANAGEMENT FEES
                      PAID TO SUNAMERICA ASSET MANAGEMENT CORP.


                                                       CURRENT ADVISORY FEE AS A
PORTFOLIO NAME           AVERAGE DAILY NET ASSETS      PERCENTAGE OF NET ASSETS
----------------         ------------------------      ------------------------
Large-Cap Growth              Net Assets                         1.000%

Mid-Cap Growth                First $750 MM                      1.000%
                              Next $750 MM                       0.950%
                              Thereafter                         0.900%

Aggressive Growth             First $750 MM                      1.000%
                              Next $750 MM                       0.950%
                              Thereafter                         0.900%

Large-Cap Blend               Net Assets                         1.000%

Large-Cap Value               Net Assets                         1.000%

Value                         First $750 MM                      1.000%
                              Next $750 MM                       0.950%
                              Thereafter                         0.900%

Small-Cap Value               Net Assets                         1.000%

                      INVESTMENT ADVISORY AND MANAGEMENT FEES
                     PAID TO SUNAMERICA ASSET MANAGEMENT CORP.


                                                       CURRENT ADVISORY FEE AS A
PORTFOLIO NAME           AVERAGE DAILY NET ASSETS      PERCENTAGE OF NET ASSETS
--------------           ------------------------      ------------------------
International Equity          First $750 MM                      1.100%
                              Next $750 MM                       1.050%
                              Thereafter                         1.000%

Focus Portfolio               Net Assets                         0.850%

                          SUNAMERICA ASSET MANAGEMENT CORP.
                 SUBADVISORY FEES PAID AND NET ADVISORY FEES RETAINED
                         FOR THE YEAR ENDED OCTOBER 31, 1998


PORTFOLIO NAME             SUBADVISORY FEES PAID(1)    NET ADVISORY FEES RETAINED(1)
--------------             ------------------------    -----------------------------
Large-Cap Growth                   0.48%                         0.52%

Mid-Cap Growth                     0.48%                         0.52%

Aggressive Growth                  0.38%                         0.62%

Large-Cap Blend                    0.42%                         0.58%

Large-Cap Value                    0.42%                         0.58%

Value                              0.50%                         0.50%

Small-Cap Value                    0.55%                         0.45%

International Equity               0.66%                         0.44%

Focus                              0.40%                         0.45%

-----------------------
(1)  Expressed as an annual percentage of the average daily net assets.

INFORMATION ABOUT SUBADVISERS

     DAVID L. BABSON & CO., INC. ("BABSON") is a Massachusetts corporation, located at One Memorial Drive, Cambridge, Massachusetts 02142. Babson provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. As of December 31, 1998, Babson had over $21.1 billion in assets under management. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.


NAME OF DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS     POSITION

Lance F. James                                         Executive Vice President & Director

James W. MacAllen                                      President, CEO, CIO & Director

Edward L. Martin                                       Executive Vice President & Director

Walter T. McCormick                                    Executive Vice President & Director

Stephen B. O'Brien                                     Executive Vice President & Director

Frank L. Tarantino                                     Executive Vice President, Director,
                                                       Chief Operating Officer & Clerk

Jonathan B. Treat, Sr.                                 Vice President & Director

     BANKERS TRUST COMPANY ("BT") has principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. BT is a worldwide merchant bank that provides investment management services for the nation's largest corporations and institutions. As of December 31, 1998 , BT managed approximately $338 billion in assets globally. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.


NAME OF DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS          POSITION
Lee A. Ault III                                             Director

Neil R. Austrian                                            Director

George B. Beitzel                                           Director

Richard H. Daniel                                           Vice Chairman, Chief Financial
                                                            Officer and Controller

Phillip A. Griffiths                                        Director

William R. Howell                                           Director

                                         -4-


Vernon E. Jordan, Jr.                                       Director

Hamish Maxwell                                              Director

Frank N. Newman                                             Chairman of the Board, Chief Executive
                                                            Officer, President and Director

N.J. Nicholas Jr.                                           Director

Russell E. Palmer                                           Director

Donald L. Staheli                                           Director

Patricia Carry Stewart                                      Director

G. Richard Thoman                                           Director

George J. Vojta                                             Vice Chairman of the Board and Director

Paul A. Volcker                                             Director

     BERGER ASSOCIATES, INC. ("BERGER") is a Delaware corporation, located at 210 University Boulevard, Suite 900, Denver, Colorado 80206, and serves as investment adviser, sub-adviser, administrator, or sub-administrator to mutual funds, and institutional and private investors. As of December 31, 1998, Berger had assets under management of approximately $3.5 billion. PERKINS, WOLF, MCDONNELL & COMPANY ("PWM"), pursuant to a subcontract with Berger, serves as Adviser to Berger's portion of Small-Cap Value Portfolio. PWM is located at 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604, was organized as a Delaware corporation in 1980. PWM is a member of the National Association of Securities Dealers, Inc. and, in 1984, registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 1998, PWM had
assets under management of approximately $550 million.    Set forth below is a
list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.


NAME OF DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS             POSITION                         ADDRESS
Patrick Stephen Adams                                          Senior Vice President            Berger

William Merriam Bart Berger                                    Director                         Berger

Thomas Joseph Blackburn                                        Senior Vice President            Berger

Danny Ray Carpenter                                            Director                         Berger

Gerard Michael Lavin                                           President and Director           Berger

Joseph Dominic Monello, Jr                                     Director                         Berger

Robert H. Perkins                                              Chief Investment                 PWM
                                                               Officer, President and
                                                               Director

Thomas M. Perkins                                              Portfolio Manager                PWM

Landon Hill Rowland                                            Director                         Berger

Mark Steven Sunderhuse                                         Senior Vice President            Berger

Jack Ralph Thompson                                            Executive Vice                   Berger
                                                               President

Gregory E. Wolf                                                Chief Operating                  PWM
                                                               Officer, Treasurer and
                                                               Director


     BRAMWELL CAPITAL MANAGEMENT, INC. ("BRAMWELL") is a Delaware corporation located at 745 Fifth Avenue, New York, New York 10151. As of December 31, 1998, Bramwell had under management approximately $ 713.6 million in assets. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.


NAME OF DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS     POSITION
Elizabeth R. Bramwell, CFA                             President & Chief Investment Officer

Mary F. McCollum                                       Executive Vice President

     DAVIS SELECTED ADVISERS, L.P. ("DAVIS") is a Colorado limited partnership, located at 124 East Marcy Street, Santa Fe, New Mexico 87501. As of December 31, 1998, Davis had assets under management of approximately $22 billion. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.


NAME OF DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS          POSITION

Andrew A. Davis                                             President

Christopher C. Davis                                        Vice Chairman

Shelby Moore Cullom Davis                                   Chairman, CEO

Kenneth Charles Eich                                        Chief Operating Officer

Kenneth Charles Feinberg                                    Portfolio Manager

Carolyn H. Spolidoro                                        Portfolio Manager

     THE GLENMEDE TRUST COMPANY ("GLENMEDE")is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. Glenmede is a privately-owned, independent trust company devoted exclusively to investment management and trust services, taxable and tax exempt funds and institutions and individuals investing in U.S. and International equity and fixed income securities. As of December 31, 1998, Glenmede had approximately $15.1 billion in assets under management. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.


NAME OF DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS          POSITION

Susan W. Catherwood                                         Director

Jules J. Ciesiclka, Jr.                                     Senior Vice President and Director

J. Thomas Dunlevy                                           Executive Vice President and Director

James L. Kermes                                             President, Chief Executive Officer
                                                            and Director

Thomas W. Langfitt, M.D.                                    Director

Paul D. Neidhardt                                           Senior Vice President and Director

Arthur E. Pew, III                                          Director

G. Thompson Pew, Jr.                                        Director

J. Howard Pew, II                                           Director

                                         -6-


J. N. Pew, IV, M.D.                                         Director

R. Anderson Pew                                             Director

Richard F. Pew                                              Director

A. E. Piscopo                                               Vice President, Chief Operating
                                                            Officer and Director

William H. Pope, Jr.                                        Senior Vice President and Director

Warren A. Reintzel                                          Senior Vice President and Director

Rebecca Rimel                                               Executive Vice President and Director

Bruce D. Simon                                              Senior Vice President, Chief Investment
                                                            Officer and Director

Andrew B. Williams                                          Senior Vice President and Director

Robert G. Williams                                          Director

Ethel Benson Wister                                         Director

     JANUS CAPITAL CORPORATION ("JANUS") is a Colorado corporation located at 100 Filmore Street, Denver, Colorado 80206-4923, and serves as investment adviser of subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 1998, Janus had assets under management approximately $108 billion. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.


NAME OF DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS          POSITION

Thomas H. Bailey                                            President, Director Chairman, CEO

James P. Graif III                                          Director, Vice Chairman, Chief
                                                            Investment Officer

Michael E. Herman                                           Director

Thomas A. McDonnell                                         Director

Landon H. Rowland                                           Director

Michael Stolper                                             Director

     JENNISON ASSOCIATES LLC ("JENNISON") is a Delaware limited liability company located at 466 Lexington Avenue, New York, New York 10017. As of December 31, 1998, Jennison had approximately $46.4 billion in assets under management for institutional and mutual fund clients. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.


NAME OF DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS          POSITION

Blair Allan Boyer                                           Senior V.P., Director

Cecilia Marian Brancato                                     Senior V.P., Director

David Chan                                                  Senior V.P., Director

Robert Bruce Corman                                         Executive V.P., Director

Michael Anthony Del Balso                                   Executive V.P., Director

Thomas Francis Doyle                                        Executive V.P., Director

Joseph Phillip Ferrugio                                     Senior V.P., Director

Bradley Lewis Goldberg                                      Executive V.P., Director

John Howard Hobbs                                           Chairman and Director

James Neal Kannry                                           Executive V.P., Treasurer, Director

Karen Elizabeth Kohler                                      Senior V.P., Treasurer, Secretary and Director

Jonathan Raymond Longley                                    Executive V.P., Director

Kathleen Ann McCarragher                                    Executive V.P., Director

Phillip Howard Moss                                         Executive V.P., Director

David Thomas Poiesz                                         Executive V.P., Director

Peter Howlett Reinemann                                     Senior V.P., Director

Spiros Segalas                                              President and Director

     L.ROY PAPP & ASSOCIATES ("PAPP") is an Arizona partnership located at 6225 North 24th Street, Suite 150, Phoenix, Arizona 85018. Papp serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations.
As of December 31, 1998, assets under management exceeded $1.3 billion. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.


NAME OF DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS          POSITION

Victoria S. Cavallero                                       General Partner

George D. Clark, Jr.                                        General Partner

Jeffrey N. Edwards                                          General Partner

Robert L. Hawley                                            General Partner

Julie A. Hein                                               General Partner

Robert L. Mueller                                           General Partner

Harry A. Papp                                               General Partner

L. Roy Papp                                                 General Partner

Rosellen C. Papp                                            General Partner

Bruce C. Williams                                           General Partner

     LAZARD ASSET MANAGEMENT ("LAZARD") is a division of Lazard Freres & Co. LLC, a New York limited liability company, located at 30 Rockefeller Plaza, New York, New York 10112. Lazard provides investment management services to individual and institutional clients. As of December 31, 1998, Lazard and its affiliated companies managed client discretionary accounts with assets totaling approximately $71 billion. The following individuals are each a General Member of Lazard, each having their address at Lazard:


Eileen Donnelly Alexanderson  William Roy Araskog           Frederick Harlan Batrus
Gerardo Braggiotti            Patrick Joseph Callahan,Jr.   John Vincent Doyle
Michel Alexandre David-Weill  Thomas Francis Dunn           Norman Eig
Richard Parker Emerson        Peter Roy Ezersky             Eli H. Fink
Jonathan Frank Foster         Robert Parke Freeman          Albert Headden Garner
James Sommers Gold            Jeffrey Alan Golman           Steven Jeffrey Golub
Herbert Williams Gullquist    Thomas Robert Haack           Ira Otto Handler
Melvin Louis Heineman         Robert Edward Hougie          Kenneth Marc Jacobs
Jonathan Hiram Kagan          James Lindsey Kempner         Larry Alan Kohn
Lee Onnie Kraus               Sandra Althouse Lamb          David Chulkwon Lee
Michael Seth Liss             William Ray Loomis, Jr.       Jesse Robert Lovejoy
Matthew Joseph Lustig         Thomas Edward Lynch           Mark Thomas McMaster
Anthony Edward Meyer          Damon Mezzacappa              Robert Pattridge Morgenthau
Steven John Niemczyk          Harnish W. M. Norton          James Anthony Paduano
Adam Peter Parten             Louis Perlmutter              Russell Edward Planitzer

                                         -9-


Lester Pollack                Steven Lawrence Rattner       John Robert Reinsberg
Louis Gregory Rice            Luis Emilio Rinaldini         Bruno Max Roger
Michael Spector Rome          Stephen Howard Sands          Gary Stephen Shedlin
Arthur Paul Solomon           David Allen Tanner            David Lee Tashijan
Joseph Mikesell Thomas        Michael Pesach Triguboff      Donald Arthur Wagner
Ali Edward Wambold            Michael Andrew Weinstock

The following individuals are each a General Partner of Lazard, each having their address at Lazard:


Frederick Harlan Batrus       David John Lane Freer Anderson          Antoine Bernheim
D.S. Cummings                 Eliane Francoise Louise David-Weill     Michel A. David-Weill
L.A.W. Evans                  Jean Guyot                              Jean-Claude Haas
Jay Ira Harris                Hubert Heilbronn                        Melvin Louis Heineman
Jonathan Hiram Kagan          William Ray Loomis, Jr.                 Philippe Meyer
Damon Mezzacappa              Jesus Javier Mora del Rio               Jonathan O'Herron
James Anthony Paduano         Nicholas Stephen Parkes                 Louis Perlmutter
Lester Pollack                Steven Lawrence Rattner                 Luis Emilio Rinaldini
Bruno Max Roger               Jeremy William Sillem                   John Searle Tamgni
Dennis Russell Twining        David John Verey                        Francois Voss
Ali Edward Wambold            Miran Ershad Zaheen

     MARSICO CAPITAL MANAGEMENT, LLC ("MARSICO") is a Colorado limited liability company located at 1200 17th Street, Suite 1300, Denver, CO 80202. As of December 31, 1998, Marsico had under management approximately $3.9 billion in assets. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.


NAME OF DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS          POSITION

Christie L. Austin                                          Vice President and Chief Financial Officer

Frank L. Gentry                                             Director

Robert H. Gordon                                            Director

Barbara M. Japha                                            President and Director

Robert J. Lojokovic                                         Executive Vice President

Christopher J. Marsico                                      Chief Operating Officer and Director

Thomas F. Marsico                                           Chairman and Director

Owen G. Shell, Jr.                                          Director

Mary L. Watson                                              Vice President

     MILLER ANDERSON & SHERRERD, LLP ("MAS") is a Pennsylvania limited liability partnership founded in 1969, located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 1998, MAS had in excess of $162 billion in assets under management. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.

The following individuals are each a Managing Director of MAS, each having their address at MAS (Europe):

Andrew C. Brown          P. Dominic Caldecott          Frances Campion
David J. Germany         Margaret P. Naylor            Robert A. Sargent
James L. Tanner

The following individuals are each a Managing Director of MAS, each having their address at MAS (North America):

James M. Allwin          Barton M. Biggs               Francine J. Bovich
Stephen C. Cordy         Madhav Dhar                   Philip W. Friedman
Robert L. Meyer          Frank P.L. Minard             Russell C. Platt
Narayan Ramachandran     Christine I. Reilly           Vinod R. Sethi
Dennis G. Sherva         Ann D. Thivierge              Richard G. Jr. Woolworth
Arden C. Armstrong       Glenn E. Becker               Thomas L. Bennett
Kenneth B. Dunn          Stephen F. Esser              Tracey H. Ivey
Nicholas J. Kovich       Maryann K. Maiwald            Robert J. Marcin
Scott F. Richard         Gary G. Schlarbaum            Horacio A. Valeiras
Marna C. Whittington     Richard B. Worley

The following individual is a Managing Director of MAS, having his address at MS
Asia:
Ean Wah Chin

The following individual is a Managing Director of MAS, having his address at MAS Japan:
John R. Alkire

     MONTAG & CALDWELL, INC. ("MONTAG & CALDWELL") is a Georgia corporation located at 3343 Peachtree Road, Suite 1100, Atlanta, Georgia 30326-1022. Montag & Caldwell was founded in 1945 and serves as investment adviser to employee benefit, endowment, charitable and other institutional clients, as well as high net worth individuals. As of December 31, 1998, Montag & Caldwell had in excess of $ 25.7 billion in assets under management. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.


NAME OF DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS          POSITION

Jane M. Angolia                                             Assistant Vice President

Sandra M. Barker, CFA                                       Vice President

Janet B. Bunch, CFA                                         Vice President

                                         -11-


Ronald E. Cankaris, CFA                                     President and Chief Investment Officer

Elizabeth C. Chester                                        Senior Vice President

Debra Bunde Comsudes, CFA                                   Vice President

Jane R. Davenport, CFA                                      Vice President

James L. Deming, CFA                                        Vice President

Helen M. Donahue, CFA                                       Assistant Vice President

Brion D. Friedman, CFA                                      Vice President

C. Jefferson Hagood, CFA                                    Vice President

Richard W. Haining, CFA                                     Vice President

Mark C. Hayes, CFA                                          Assistant Vice President

Lana M. Jordan                                              Vice President

Rebecca M. Keister                                          Vice President

Charles E. Markwalter, CFA                                  Vice President

Grover C. Maxwell III, CFA                                  Vice President

Michael A. Nadal                                            Vice President

Solon P. Patterson, CFA                                     Chairman

Matthew D. Reams, CFA                                       Assistant Vice President

Brian W. Stahl                                              Vice President, Treasurer

M. Scott Thompson, CFA                                      Vice President

William A. Vogel, CFA                                       Senior Vice President

Homer W. Whitman, Jr.                                       Senior Vice President

John S. Whitney III                                         Vice President

     MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT ("MSDW INVESTMENT MANAGEMENT") is
located at 1221 Avenue of the Americas, New York, New York 10020.   MSDW
Investment Management offers investment management and fiduciary services to taxable and tax-exempt funds and institutions, international organizations and individuals investing in U.S. and international equity and fixed income securities. As of December 31, 1998, MSDW Investment Management, together with its institutional investment management affiliates, had approximately $163.4 billion of combined assets under management as investment managers or fiduciary advisers. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.

NAME OF DIRECTORS AND
PRINCIPAL EXECUTIVE OFFICERS  POSITION                      ADDRESS
Barton M.Biggs                Chairman, Director and        Morgan Stanley&Co.
                              Managing Director             Incorporated

Alexander C. Frank            Treasurer                     Morgan Stanley & Co.
                                                            Incorporated

Dennis G. Sherva              Director and Managing         Morgan Stanley & Co.
                              Director                      Incorporated

Marna C. Whittington          Chief Operating Officer,      Miller Anderson &
                              Managing Director and         Sherrerd, LLP
                              Member of Executive
                              Committee

Richard B. Worley             President, Director,          Miller Anderson &
                              Portfolio Manager and         Sherrerd, LLP, MAS
                              Member of Executive           Fund Distribution,
                              Committee                     Inc. and Morgan
                                                            Stanley & Co.
                                                            Incorporated

     NEUBERGER BERMAN, LLC. ("NEUBERGER BERMAN") is a Delaware limited liability company located at 605 Third Avenue, New York, New York 10158-0180. Neuberger Berman has been in the investment advisory business since 1939. As of December 31, 1998, Neuberger Berman and its affiliates had assets under management of approximately $55.7 billion. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.

NAME OF DIRECTORS AND
PRINCIPAL EXECUTIVE OFFICERS                 POSITION
Richard Cantor                               Chairman, Director and Principal

Michael Kassen                               Director, Vice President, Portfolio
                                             Manager and Principal

Jeffrey B. Lane                              Chief Administrative Office and
                                             Permanent Director

Daniel P. Paduano                            Chairman of the Board, Director,
                                             Vice President and Principal



                                         -13-


Marvin C. Shwartz                            Principal and Permanent Director

R. Edward Spilka                             Principal

Peter E. Sundman                             Principal and Senior Vice President

Dietrich Weismann                            Principal

Lawrence Zieklin                             Director, President, Trustee,
                                             Principal Executive Officer,
                                             Principal, and Permanent Director

     ROWE PRICE FLEMING INTERNATIONAL, INC. ("ROWE FLEMING") is a Maryland corporation, incorporated in 1979. It is located at 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 1998, Rowe-Fleming managed $32.9 billion of foreign assets. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.

NAME OF DIRECTORS AND PRINCIPAL
EXECUTIVE OFFICERS                           POSITION
D. William J. Garrett                        Director of the Manager and Group
                                             Chief Executive of Robert Fleming
                                             Holdings Limited ("Robert Fleming
                                             Holdings")

P. John Manser                               Director of the Manager and
                                             Chairman of Robert Fleming Holdings

George A. Murnaghan                          Executive Vice President of the
                                             Manager and Managing Director

James S. Riepe                               Director of the Manager, Vice
                                             Chairman of the Board, Director and
                                             Managing Director

George A. Roche                              Director of the Manager, Chairman
                                             of the Board, President and
                                             Managing Director

Henry C.T. Strutt                            Director of the Manager, Chairman
                                             of Jardine Fleming Group Limited
                                             and Director of Robert Fleming
                                             Holdings

Martin G. Wade                               President and Director of the
                                             Manager, Director of Robert Fleming
                                             Holdings and Robert Fleming Asset
                                             Management

Alvin M. Younger, Jr.                        Secretary, Treasurer of the
                                             Manager, Chief Financial Officer,
                                             Managing Director

          T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE") is a Maryland corporation located at 100 East

Pratt Street, Baltimore, Maryland 21202. Founded in 1937, T. Rowe and its affiliates managed over $148 billion in assets as of December 31, 1998. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.

NAME OF DIRECTORS AND
PRINCIPAL EXECUTIVE OFFICERS                 POSITION
Preston G. Athey                             Managing Director

Connice A. Bavely                            Vice President

Patrice L. Berchtenbreiter-Ely               Vice President

Brian W.H. Berghuis                          Managing Director

Edward C. Bernard                            Managing Director

Stephen W. Boesel                            Managing Director

Joseph A. Carrier                            Vice President

Jerome A. Clark                              Vice President

Kristen F. Culp                              Vice President

Christy M. DiPietro                          Vice President

Michael A. Goff                              Managing Director

James E. Halbkat, Jr.                        Outside Director

Charles B. Hill                              Vice President

Henry H. Hopkins                             Managing Director

Richard P. Howard                            Vice President

James A.C. Kennedy III                       Managing Director

Veena A. Kutler                              Vice President

Heather R. Landon                            Vice President

H. Laporte, Jr.                              Managing Director

Gregory A. McCrickard                        Vice President

John Richard L. Menschel                     Outside Director


                                         -15-

Cheryl A. Mickel                             Vice President

Mary J. Miller                               Managing Director

Charles A. Morris                            Managing Director

George A. Murnaghan                          Managing Director

Edmund M. Notzon III, Ph.D.                  Managing Director

Charles M. Ober                              Vice President

Donald J. Peters                             Vice President

Larry J. Puglia                              Vice President

William T. Reynolds                          Managing Director

James S. Riepe                               Vice Chairman of the Board and
                                             Managing Director

George A. Roche                              President, Chairman of the Board
                                             and Managing Director

Brian C. Rogers                              Managing Director

John W. Rosenblum                            Outside Director

R. Todd Ruppert                              Managing Director

Charles P. Smith                             Managing Director

Robert W. Smith                              Vice President

William F. Snider, Jr.                       Vice President

Brian D. Stansky                             Vice President

Robert L. Strickland                         Outside Director

William J. Stromberg                         Vice President

M. David Testa                               Vice Chairman of the Board, Chief
                                             Investment Officer and Managing
                                             Director

Peter Van Dyke                               Managing Director

Mark J. Vaselkiv                             Vice President


                                         -16-

Charles E. Vieth                             Managing Director

David J. Wallack                             Vice President

Philip C. Walsh                              Outside Director

Richard T. Whitney                           Managing Director

Anne Marie Whittemore                        Outside Director

Edward A. Wiese                              Vice President

Alvin M. Younger, Jr.                        Chief Financial Officer, Managing
                                             Director, Treasurer and Secretary

     WARBURG PINCUS ASSET MANAGEMENT, INC. ("WARBURG") is located at 466 Lexington Avenue, New York, New York 10017-3147.Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other
institutions and individuals.   As of December 31, 1998, Warburg managed
approximately $21.5 billion in assets.   Set forth below is a list of names and
principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.

NAME OF DIRECTORS AND
PRINCIPAL EXECUTIVE OFFICERS                 POSITION
James W. Bernaiche                           Vice President and Chief Compliance
                                             Officer

Susan Black                                  Managing Director

Elizabeth B. Dater                           Managing Director

Stephen Distler                              Managing Director, Treasurer and
                                             Assistant Secretary

P. Nicholas Edwards                          Managing Director

Harold W. Ehrlich                            Managing Director

Kyle F. Frey                                 Managing Director

John L. Furth                                Chairman of the Board and Director

Robert S. Janis                              Managing Director

Richard H. King                              Managing Director

Reuben S. Leibowitz                          Managing Director

Scott T. Lewis                               Managing Director


                                         -17-

Stephen J. Lurito                            Managing Director

Janna Manes                                  Vice President, Secretary and
                                             General Counsel

Lynn S. Martin                               Managing Director

Maryanne Mullarkey                           Managing Director

Sharon B. Parente                            Managing Director

Lionel I. Pincus                             Chief Executive Office and Director


Eugene L. Podsiadlo                          Managing Director

Brian S. Posner                              Managing Director

Arnold M. Reichman                           Managing Director, Chief Operating
                                             Officer and Assistant Secretary

Roger Reinlieb                               Managing Director

Sheila N. Scott                              Managing Director

Harold E. Sharon                             Managing Director

Eugene J. Siembieda                          Managing Director

Barbara Tarmy                                Managing Director

Donna Vandenbulcke                           Managing Director

John L. Vogelstein                           Director

Patricia F. Widner                           Managing Director

     WELLINGTON MANAGEMENT COMPANY, LLP. ("WELLINGTON MANAGEMENT") is a Massachusetts limited liability partnership, located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 1998, Wellington Management had investment management authority with respect to approximately $211.3 billion. Set forth below is a list of names and principal occupations of the Directors and Principal Executive Officers. Their address is the same as that of the firm unless otherwise stated.

The following individuals are each a Managing Partner:

Robert W. Doran          Duncan M. McFarland      John R. Ryan

The following individuals are each a General Partner and Senior Vice President:


                                         -18-

Kenneth L. Abrams        Nicholas C. Adams        Rand L. Alexander
Deborah L. Allinson      James H. Averill         Karl E. Bandtel
Marie-Claude Bernal      William N. Booth         Paul Braverman
Robert A. Bruno          Maryann E. Carroll       Pamela Dippel
Charles T. Freeman       Laurie A. Gabriel        Frank J. Gilday
John H. Gooch            Nicholas P. Greville     Paul Hamel
William C.S. Hicks       Lucius T. Hill, III      Paul D. Kaplan
John C. Keogh            George C. Lodge, Jr.     Nancy T. Lukitsh
Mark T. Lynch            Christine S. Manfredi    Patrick J. McCloskey
Earl E. McEvoy           Paul M. Mecray III       Matthew E. Megargel
James N. Mordy           Diane C. Nordin          Stephen T. O'Brien
Edward P. Owens          Saul J. Pannell          Thomas L. Pappas
Jonathan M. Payson       Stephen M. Pazuk         Robert D. Rands
Eugene E. Record, Jr.    James A. Rullo           Joseph J. Schwartz
Theodore Shasta          Binkley C. Shorts        Trond Skramstad
Catherine A. Smith       Stephen A. Soderberg     Brendan J. Swords
Harriett Tee Taggart     Perry M. Traquina        Gene R. Tremblay
Michael A. Tyler         Mary Ann Tynan           Clare Villari
Ernst H. von Metzsch     James L. Walters         Kim Williams
Francis V. Wisneski

BOARD OF DIRECTORS' CONSIDERATIONS

     At a meeting held on October 20, 1998, the Directors unanimously approved the New Subadvisory Agreements. In connection with this approval, the Directors considered that the terms of the Merger Agreement do not contemplate any changes in the overall form of the advisory and subadvisory contracts, the advisory fees, or any of the Portfolio's objectives or policies. Among other things, the Directors considered the fact that although ultimate ownership of SunAmerica's parent company will change, senior officers of SunAmerica had assured the Directors that no change would occur in the personnel providing services to the Fund and its applicable Portfolios and no diminution in the nature or quality of those services. Senior officers of SunAmerica also informed the Directors that they did not foresee any changes in the day-to-day operations of SunAmerica as a result of the Merger. As part of their deliberations, the Directors also took into account the following, among other factors: the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by SunAmerica; the amount and structure of investment advisers' fees generally and the fees payable under the New Agreements; and the organizational capability and financial condition of SunAmerica and its affiliates.

     The Directors also took into account the financial strength of AIG, the management, personnel and operations of AIG, the commitment of AIG to the financial services industry, and the proposed structure of the Merger. The Directors based their determinations in this regard on discussions with representatives of AIG at the meeting and a review of materials provided by AIG in connection with the meeting. The Directors also considered the additional resources that were likely to be available to SunAmerica following the Closing.



ADDITIONAL INFORMATION

     SunAmerica Capital Services, Inc. (the "Distributor") serves as distributor of the shares of each

Portfolio of the Corporation. Both SunAmerica and the Distributor are located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

     The Corporation is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable state and federal law.

     Copies of the most recent annual and semi-annual reports are available without charge. Copies of such reports may be obtained by writing to SunAmerica, at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, or by calling (800) 858-8850.

                                        By Order of the Directors,

                                        /s/ Robert M. Zakem
                                        Robert M. Zakem
                                        Secretary

Dated: March 1, 1999